Summary prospectus supplement	October 15, 2010

Putnam International Equity Fund
Putnam Global Growth Fund
Putnam Global Equity Fund

The summary prospectuses for each fund listed above is supplemented to reflect that the shares of the fund purchased on or after October 15, 2010 are not subject to the 1% redemption fee (also known as a short-term trading fee) identified in the Shareholder Fees table in the Fees and Expenses section.

Putnam Investments	264070	10/10